EXHIBIT 99.1

(a)

Financial Statements (Audited) for the period ended December 31, 2008

FINANCIAL STATEMENTS

The following financial statements begin on the next page:

▪

U.S. Natural Nutrients and Minerals, Inc. Financial Statements – December 31, 2008  (Audited)

Report of Independent Registered Public Accounting Firm

2

Balance Sheet – December 31, 2008

3

Statement of Operations for the period June 9, 2008 (Inception)

     to December 31, 2008

4

Statement of Changes in Stockholders’ Deficit for the period June 9, 2008

    (Inception)  to December 31, 2008

5

Statement of Cash Flows for the period June 9, 2008 (Inception)

     to December 31, 2008

6

Notes to the Financial Statements

7

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders

We have audited the accompanying balance sheet of U.S. Natural Nutrients and Minerals, Inc. (formerly America’s Driving Range, Inc.) (a development stage company) as of December 31, 2008 and the related statements of operations, stockholder's deficiency and cash flows for the period from inception (June 9, 2008) to December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of U.S. Natural Nutrients and Minerals, Inc. (formerly America’s Driving Range, Inc.) (a development stage company) as of December 31, 2008 and the results of its operations and its cash flows for the period from inception (June 9, 2008) to December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred a loss since inception, has a net accumulated deficit and may be unable to raise further equity. These factors raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Paritz & Company, P.A.

Hackensack, New Jersey

November 13, 2009

U.S. NATURAL NURTIENTS AND MINERALS, INC.

(formerly known as AMERICA’S DRIVING RANGES, INC.)

(A Development Stage Company)

BALANCE SHEET

December 31, 2008
ASSETS
CURRENT ASSETS
Cash	$542
Total Current Assets	542

Total Assets	$542

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable and Accrued expenses	$16,496
Loan payable, shareholder	100
Total Current Liabilities	16,596

Loan payable	4,000
Total liabilities	20,596

Commitments and contingencies	-

STOCKHOLDERS' DEFICIT
Preferred stock
50,000,000 shares authorized at $0.001 par value,
none issued and outstanding at
December 31, 2008	-
Common stock
300,000,000 shares authorized at $0.001 par value,
4,270,000 issued and outstanding at
December 31, 2008	4,270
Additional paid-in capital	-
Accumulated deficit during the development stage	(24,324)
Total Stockholders' Deficit	(20,054)

Total Liabilities and Stockholders' Equity	$542

The accompanying notes are an integral part of these financial statements.

U.S. NATURAL NURTIENTS AND MINERALS, INC.

(formerly known as AMERICA’S DRIVING RANGES, INC.)

(A Development Stage Company)

STATEMENT OF OPERATIONS

June 9, 2008
(Inception)
to Dec. 31,
2008

REVENUES	$-

EXPENSES

General, selling and administrative expenses	24,215

NET OPERATING LOSS	(24,215)

OTHER INCOME (EXPENSE)

Interest expense	(109)

NET LOSS	$(24,324)

NET LOSS PER COMMON SHARE
Basic and diluted	$(0.01)

WEIGHTED AVERAGE OUTSTANDING SHARES	4,270,000

The accompanying notes are an integral part of these financial statements .

U.S. NATURAL NURTIENTS AND MINERALS, INC.

(formerly known as AMERICA’S DRIVING RANGES, INC.)

(Development Stage Company)

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

For the Period June 9, 2008 (date of inception) to December 31, 2008

				Accumulated
				Deficit
			Additional	During
	Common Stock		Paid-In	Development
	Shares	Amount	Capital	Stage	Total
Balance June 9, 2008
(date of inception)	-	$-	$-	$-	$-

Founders’ shares for services,
June 9, 2008	4,270,000	4,270	-	-	4,270

Net loss at December 31, 2008	-	-	-	(24,324)	(24,324)

Balance December 31, 2008	4,270,000	$4,270	$-	$(24,324)	$(20,054)

The accompanying notes are an integral part of these financial statements.

U.S. NATURAL NURTIENTS AND MINERALS, INC.

(formerly known as AMERICA’S DRIVING RANGES, INC.)

(A Development Stage Company)

STATEMENTS OF CASH FLOWS

From
June 9, 2008
(Inception) to
Dec. 31, 2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(24,324)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities

Stock for services	4,270

Changes in assets and liabilities:
Accounts payable and accrued expenses	16,496
Net cash used in operating activities	(3,558)

CASH FLOWS FROM INVESTING ACTIVITIES	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Loan payable	100
Loan payable, shareholder	4,000
Net cash provided by financing activities	4,100

Net Change in Cash	542

Cash at Beginning of Period	-

Cash at End of Period	$542

CASH PAID FOR:
Interest	$-
Income taxes	$-

The accompanying notes are an integral part of these financial statements .

U.S. NATURAL NURTIENTS AND MINERALS, INC.

(formerly known as AMERICA’S DRIVING RANGES, INC.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

1.

ORGANIZATION

The Company was originally incorporated in the State of Nevada as America’s Driving Ranges, Inc. on June 9, 2008 for the purposes of establishing a golf practice facility and driving range.  On October 23, 2009, the Company changed its name from America’s Driving Ranges, Inc. to U.S. Natural Nutrients and Minerals, Inc. and determined to change its business plan in order to primarily focus on the sales and distribution of products mined from certain mining claims, which contain natural mineral deposits commonly known as Calcium Montmorillonite.

The Company is considered a development stage company.  The accompanying financial statements have been prepared in accordance with the Statement of Financial Accounting Standards No.7 (“SFAS”) "According and Reporting by Development-Stage Enterprises." A development-stage enterprise in one in which planned principal operations has not commenced or if its operations have commenced, there has been no significant revenues there from.

The Company's fiscal year end is December 31st.

Going Concern

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern.  To date, the Company generated no revenue, is considered a development stage company, has experienced recurring net operating losses, had a net loss of $24,324 for the year ended December 31, 2008, and a working capital deficiency of $16,054 at December 31, 2008.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty. We will need to raise funds or implement our business plan to continue operations.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Methods

The Company recognizes income and expenses based on the accrual method of accounting.

Advertising

The Company expenses advertising when incurred.  Since inception the Company has had no advertising.

U.S. NATURAL NURTIENTS AND MINERALS, INC.

(formerly known as AMERICA’S DRIVING RANGES, INC.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

Financial Accounting Standards Statement No. 107, "Disclosure about Fair Value of Financial Instruments", requires the Company to disclose, when reasonably attainable, the fair market value of its assets and liabilities with are deemed to be financial instruments.  The carrying amount and estimated fair values of the Company's financial instruments approximated their fair value due to their short-term nature.

Income Taxes

The Company accounts for its income taxes in  accordance with Statement of Financial Accounting Standards (“SFAS”) No. 109 “Accounting for Income Tax”, which requires recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the  financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities or a change in tax rate is recognized in income in the period that includes the enactment date.

The Company has adopted FASB Interpretation (“FIN”) No. 48, “Accounting for Uncertainty in Income Taxes”, which supplements SFAS No. 109, “Accounting for Income Taxes,” by defining the confidence level that a tax position must meet in order to be recognized in the financial statements.  The Interpretation requires that the tax effects of a position be recognized only if it is “more-likely-than-not” to be sustained based solely on its technical merits as of the reporting date.  The more-likely-than-not threshold represents a positive assertion by management that a company is entitled to the economic benefits of a tax position.  If a tax position is not considered more-likely-than-not to be sustained based solely on its technical merits no benefits of the tax position are to be recognized.  Moreover, the more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of a benefit.  With the adoption of FIN 48, companies are required to adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained.  Any necessary adjustment would be recorded directly to retained earnings and reported as a change in accounting principle.

U.S. NATURAL NURTIENTS AND MINERALS, INC.

(formerly known as AMERICA’S DRIVING RANGES, INC.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Financial and Concentrations Risk

The Company does not have any concentration or related financial credit risk.

Basic and Diluted Net Income (Loss) Per Share

Basic loss per share excludes any dilutive effect of options, warrants and convertible securities.  Basic loss per share is computed using the weighted-average number of outstanding common stocks during the applicable period.  Diluted earnings per share are computed using the weighted-average number of common and common stock equivalent shares outstanding during the period. Common stock equivalent shares are excluded from the computation if their effect is anti-dilutive.

As of the date of these financial statements the Company had no dilutive shares.

Statement of Cash Flows

For the purposes of the statement of cash flows, the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.  As of the date of these financial statements the Company had no cash equivalents.

Recent Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51” (“SFAS No. 160”). SFAS 160 requires companies with noncontrolling interests to disclose such interests clearly as a portion of equity but separate from the parent’s equity. The noncontrolling interest’s portion of net income must also be clearly presented on the Income Statement. SFAS 160 is effective for financial statements issued for fiscals years beginning after December 15, 2008 and will be adopted by the Company in the first quarter of fiscal year 2009. We do not expect that the adoption of SFAS 160 will have a material impact on our financial condition or results of operation.

U.S. NATURAL NURTIENTS AND MINERALS, INC.

(formerly known as AMERICA’S DRIVING RANGES, INC.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Pronouncements (continued)

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133," as amended and interpreted, which requires enhanced disclosures about an entity's derivative and hedging activities and thereby improves the transparency of financial reporting.  Disclosing the fair values of derivative instruments and their gains and losses in a tabular format provides a more complete picture of the location in an entity's financial statements of both the derivative positions existing at period end and the effect of using derivatives during the reporting period.  Entities are required to provide enhanced disclosures about: (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows.  SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.  Early adoption is permitted.  We do not expect that the adoption of SFAS No. 161 will have a material impact on its financial condition or results of operation.

In May 2008, the FASB issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles."  SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements of non-governmental entities that are presented in conformity with generally accepted accounting principles in the United States of America.  SFAS No. 162 will be effective 60 days after the Securities and Exchange Commission approves the Public Company Accounting Oversight Board's amendments to AU Section 411.  We do not expect that the adoption the adoption of SFAS No. 162 will have an impact on its financial statements.

In May 2008, the FASB issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts - an interpretation of FASB Statement No. 60."  SFAS No. 163 requires that an insurance enterprise recognize a claim liability prior to an event of default (insured event) when there is evidence that credit deterioration has occurred in an insured financial obligation.  This Statement also clarifies how SFAS No. 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities. Those clarifications will increase comparability in financial reporting of financial guarantee insurance contracts by insurance enterprises. This Statement requires expanded disclosures about financial guarantee insurance contracts.  The accounting and disclosure requirements of the Statement will improve the quality of information provided to users of financial statements.  SFAS No. 163 will be effective for financial statements issued for fiscal years beginning after December 15, 2008.  We do not expect that the adoption of SFAS No. 163 will have a material impact on its financial condition or results of operation.

U.S. NATURAL NURTIENTS AND MINERALS, INC.

(formerly known as AMERICA’S DRIVING RANGES, INC.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In June 2008, the FASB issued FASB SP EITF 03-6-1, "Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities."  SP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting, and therefore need to be included in the computation of earnings per share under the two-class method as described in SFAS No. 128, "Earnings per Share."  SP EITF 03-6-1 is effective for financial statements issued for fiscal years beginning on or after December 15, 2008 and earlier adoption is prohibited.  The Company is required to adopt SP EITF 03-6-1 in the first quarter of 2009 and is currently evaluating the impact that SP EITF 03-6-1 will have on its financial statements.

3.  COMMON STOCK

The Company’s authorized preferred stock is 50,000,000 with a $0.001 par value and common stock is 300,000,000 common shares with $0.001 par value.  As of December 31, 2008, the Company has 4,270,000 shares of common stock issued and outstanding.

In June 2008, the Company issued 4,270,000 shares of its common stock to its two directors as founders’ shares for contributing to the Company’s business plan and for the first year of services.

4.  NOTE PAYABLE

In September 2008, the Company entered into a promissory note for $4,000 due in 2010 which carried 10% interest.  No assets of the company have been pledged in association with this note.

5.  INCOME TAXES

We did not provide any current or deferred U.S. federal income tax provision or benefit for the period presented because we have experienced operating losses since inception. Per SFAS No. 109 “Accounting for Income Tax “and FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes an interpretation of FASB Statement No.109”, when it is more likely than not that a tax asset cannot be realized through future income, the Company must allow for this future tax benefit.  We provided a full valuation allowance on the net deferred tax asset, consisting of net operating loss carryforwards, because management has determined that it is more likely than not that we will not earn income sufficient to realize the deferred tax assets during the carry forward period.

U.S. NATURAL NURTIENTS AND MINERALS, INC.

(formerly known as AMERICA’S DRIVING RANGES, INC.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008

5.   INCOME TAXES (continued)

The components of the Company’s deferred tax asset as of December 31, 2008 are as follows:

2008
Net operating loss carryforward at 35%	$ 8,513
Valuation allowance	(8,513)
Net deferred tax asset	$ -

A reconciliation of income taxes computed at the statutory rate to the income tax amount recorded is as follows:

	2008	Since Inception
Tax at statutory rate (35%)	$ 8,513	$ 8,513
Increase in valuation allowance	(8,513)	(8,513)
Net deferred tax asset	$ -	$ -

Upon adoption of FIN 48 at the date of inception, the Company had no gross unrecognized tax benefits that, if recognized, would favorably affect the effective income tax rate in future periods. At December 31, 2008, the amount of gross unrecognized tax benefits before valuation allowances and the amount that would favorably affect the effective income tax rate in future periods after valuation allowances were $0. These amounts consider the guidance in FIN 48-1, “Definition of Settlement in FASB Interpretation No. 48”. The Company has not accrued any additional interest or penalties as a result of the adoption of FIN 48.

No tax benefit has been reported in connection with the net operating loss carry forwards in the financial statements as the Company believes it is more likely than not that the net operating loss carry forwards will expire unused. Accordingly, the potential tax benefits of the net operating loss carry forwards are offset by a valuation allowance of the same amount. Net operating loss carry forwards start to expire in 2018.  This carry forward may be limited upon the consummation of a business combination under IRC Section 381.

The Company files income tax returns in the United States federal jurisdiction.  The Company will file its first U.S. federal return for the year ended December 31, 2008 in 2009. Once filed, this U.S. federal return will be considered an open tax year.  As the Company has filed no tax returns, no tax returns are currently under examination by any tax authorities.  The Company has not accrued any additional interest or penalties as a result of the adoption of FIN 48 or the delinquency of our outstanding tax returns as we have incurred net losses in those periods still outstanding.

U.S. NATURAL NURTIENTS AND MINERALS, INC.

(formerly known as AMERICA’S DRIVING RANGES, INC.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008

6. RELATED PARTY TRANSACTIONS

The Company neither owns nor leases any real or personal property.  An officer or resident agent of the corporation provides office services without charge.  Such costs are immaterial to the financial statements and accordingly, have not been reflected therein.  The officers and directors for the Company are involved in other business activities and may, in the future, become involved in other business opportunities.  If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interest.  The Company has not formulated a policy for the resolution of such conflicts. As of December 31, 2008 the company owed officers $100 which are due on demand.

(b)

Financial Statements (Unaudited) for the period ended September 30, 2009

U.S. NATURAL NUTRIENTS & MINERALS, INC.

(formerly known as AMERICA’S DRIVING RANGES, INC.)

(A Development Stage Company)

CONDENSED BALANCE SHEETS

	September 30, 2009	December 31 2008
	(Unaudited)	(Audited)
ASSETS

CURRENT ASSETS
Cash	$ 18,874	$ 542
Note receivable including interest of $188	16,109	-
Prepaids	750	-
Inventory	1,909	-
Total current assets	37,642	542

Notes receivable, related party including interest of $391	25,891	-

Total assets	$ 63,533	$ 542

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	$ 53,350	$ 16,496
Loans payable, related party	-	100
Loan payable, current	100	-
10% Series A Senior (non-subordinated) debentures, net of $2,215 debt premium	52,785	-
Total current liabilities	106,235	16,596

Loans payable, long term	-	4,000
Total liabilities	106,235	20,596

COMMITMENTS & CONTINGENCIES

STOCKHOLDERS' DEFICIT
Preferred stock: $0.001 par value; authorized 50,000,000 shares;
issued and outstanding: none
as of September 30, 2009 and December 31, 2008, respectively	-	-
Common stock: $0.001 par value; authorized 300,000,000 shares;
issued and outstanding: 5,525,500 and 4,270,000
as of September 30, 2009 and December 31, 2008, respectively	5,526	4,270
Additional paid-in capital	110,930	-
Accumulated deficit during the development stage	(159,157)	(24,324)
Total stockholders' deficit	(42,702)	(20,054)

Total liabilities and stockholders' deficit	$ 63,533	$ 542

The accompanying notes are an integral part of these financial statements.

U.S. NATURAL NUTRIENTS & MINERALS, INC.

(formerly known as AMERICA’S DRIVING RANGES, INC.)

(A Development Stage Company)

CONDENSED STATEMENT OF OPERATIONS

(UNAUDITED)

	Three months ended		Nine months ended	From inception June 9, 2008 to	From inception
	September 30,	September 30,	September 30,	September 30,	June 9, 2008 to
	2009	2008	2009	2008	September 30, 2009

Revenues	$ -	$ -	$ -	$ -	$ -

General, selling and administrative expenses	85,140	10,783	133,872	10,796	158,087

Operating loss	(85,140)	(10,783)	(133,872)	(10,796)	(158,087)

Other income (expense):
Interest income	432	-	579	-	579
Interest expense	(1,062)	(9)	(1,540)	(9)	(1,649)
	(630)	(9)	(961)	(9)	(1,070)
Net Loss	$ (85,770)	$ (10,792)	$ (134,833)	$ (10,805)	$ (159,157)

Net loss per common share
- basic and diluted	$ (0.02)	$ (0.00)	$ (0.03)	$ (0.00)

Weighted average number of common
shares outstanding	5,417,065	4,270,000	4,737,418	4,270,000

The accompanying notes are an integral part of these financial statements.

U.S. NATURAL NUTRIENTS & MINERALS, INC.

(formerly known as AMERICA’S DRIVING RANGES, INC.)

(A Development Stage Company)

CONDENSED STATEMENT OF CASH FLOW

(UNAUDITED)

	Nine months	From inception
	ended	June 9, 2008 to	From inception
	September 30,	September 30,	June 9, 2008 to
	2009	2008	September 30, 2009
Cash Flows from Operating Activities:
Net Loss	$ (134,833)	$ (10,805)	$ (159,157)
Stock for services	135	-	4,405
Accretion of debt premium	535	-	535
Adjustments to reconcile net loss to net cash used by operating activities:
Changes in assets and liabilities:
(Increase) decrease notes receivable	(25,891)	-	(25,891)
(Increase) decrease note receivable	(16,109)	-	(16,109)
(Increase) decrease prepaids	(750)	-	(750)
(Increase) decrease inventory	(1,909)	-	(1,909)
Increase (decrease) accounts payable and accrued expenses	34,854	-	51,350

Net cash used in operating activities	(143,968)	(10,805)	(147,526)

Cash flows used in Investing Activities:	-	-	-

Cash flows from Financing Activities:
Proceeds from Series A Debentures	62,250	-	66,250
Payment of loan payable and debentures	(12,000)	-	(12,000)
Loan payable, related party	-	100	100
Common stock issued for cash	112,050	-	112,050

Net cash provided by financing activities	162,300	100	166,400

Net increase in cash	18,332	(10,705)	18,874
Cash, beginning of year	542	-	-
Cash, end of year	$ 18,874	$ (10,705)	$ 18,874

Cash paid for:
Interest	$ 163	$ -	$ 163
Income Taxes	$ -	$ -	$ -

Supplemental schedule of non-cash Investing and Financing Activities
Loan payable, related party reclassified as loan payable	$ 100	$ -	$ 100
Loan reclassified to accounts payable	$ 2,000	$ -	$ 2,000

The accompanying notes are an integral part of these financial statements.

U.S. NATURAL NUTRIENTS AND MINERALS, INC.

(Formerly known as AMERICA’S DRIVING RANGES, INC.)

(A DEVELOPMENT STAGE COMPANY)

CONDENSED NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

Note 1. Basis of Presentation and Organization and Significant Accounting Policies

Basis of Presentation and Organization

The accompanying Financial Statements of U.S. Natural Nutrients and Minerals, Inc. (formerly known as America’s Driving Ranges, Inc.) (the "Company") should be read in conjunction with the Company's re-audited financial statements for the year ended December 31, 2008 incorporated in the Company’s Form 8-K Report filed concurrently herewith which incorporates those matters disclosed in Note 2, below.. Significant accounting policies disclosed therein have not changed.

U.S. Natural Nutrients and Minerals, Inc. was incorporated in the state of Nevada on June 9, 2008 for the purposes of establishing a golf practice facility and driving range.  On October 23, 2009, the Company changed its name to U.S. Natural Nutrients and Minerals, Inc. and determined to change its business plan in order to primarily focus on the mining of certain mining claims, which contain natural mineral deposits commonly known as Calcium Montmorillonite.

The Company is considered a development stage company.  The accompanying financial statements have been prepared in accordance with the Statement of Financial Accounting Standards No.7 (“SFAS”) "According and Reporting by Development-Stage Enterprises." A development-stage enterprise in one in which planned principal operations has not commenced or if its operations have commenced, there has been no significant revenues there from.

The Company's fiscal year end is December 31st.

As used in these Notes to the Financial Statements, the terms the "Company", "we", "us", "our" and similar terms refer to U.S. Natural Nutrients and Minerals, Inc.

Basis of Financial Statement Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in accordance with such rules and regulations. The information furnished in the interim condensed consolidated financial statements includes normal recurring adjustments and reflects all adjustments, which, in the opinion of management, are necessary for a fair presentation of such financial statements. Although management believes the disclosures and information presented are adequate to make the information not misleading, these interim condensed consolidated financial statements should be read in conjunction with the Company's re-audited financial statements for the year ended December 31, 2008 incorporated in the Company’s Form 8-K Report filed concurrently herewith which incorporates those matters disclosed in Note 2, below.  Operating results for the period ended September 30, 2009 are not necessarily indicative of the results that may be expected for the year ending December 31, 2009.

Going Concern

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern.  To date, the Company generated no revenue, is considered a development stage company, has experienced recurring net operating losses, had a net loss of $134,833 for the nines months ended September 30, 2009, and a working capital deficiency of $68,593 at September 30, 2009.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty. We will need to raise funds or implement our business plan to continue operations.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management’s plan is to obtain such resources for the Company by obtaining capital from management and significant shareholders sufficient to meet its minimal operating expenses and seeking equity and/or debt financing. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans. The Company started selling stock upon the filing of its Prospectus with the U.S. Securities and Exchange Commission on April 10, 2009 and the officers and directors have advanced certain operating costs of the Company to facilitate the Company’s new business plan.  There are no guarantees that such persons will continue advancing funds to the Company or the amount which may be so advanced..

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Recently Adopted and Recently Issued Accounting Guidance

Adopted

On September 30, 2009, the Company adopted changes issued by the Financial Accounting Standards Board (“FASB”) to the authoritative hierarchy of GAAP. These changes establish the FASB Accounting Standards CodificationTM (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The FASB will no longer issue new standards in the form of Statements, FASB Staff Positions, or Emerging Issues Task Force Abstracts; instead the FASB will issue Accounting Standards Updates. Accounting Standards Updates will not be authoritative in their own right as they will only serve to update the Codification. These changes and the Codification itself do not change GAAP. Other than the manner in which new accounting guidance is referenced, the adoption of these changes had no impact on the Financial Statements.

In April 2009, the FASB issued authoritative guidance for “Interim Disclosures about Fair Value of Financial Instruments,” which requires disclosures about fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements. This guidance also requires those disclosures to be in summarized financial information at interim reporting periods. This guidance is effective for interim reporting periods ending after June 15, 2009. The Company adopted this guidance in the second quarter of 2009 and it did not have a material impact on the financial statements.

In April 2009, the FASB issued authoritative guidance for the “Recognition and Presentation of Other-Than-Temporary Impairments” in order to make existing guidance more operational and to improve the presentation and disclosure of other-than-temporary impairments on debt and equity securities in the financial statements. The Company adopted this guidance in the second quarter of 2009 and it did not have a material impact on the financial statements.

In April 2009, the FASB issued authoritative guidance for “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” This guidance provides additional direction for estimating fair value in accordance with established guidance for “Fair Value Measurements,” when the volume and level of activity for the asset or liability have significantly decreased. This guidance also includes direction on identifying circumstances that indicate a transaction is not orderly. This guidance is effective for interim and annual reporting periods ending after June 15, 2009. The Company adopted this guidance in the second quarter of 2009 and it did not have a material impact on the financial statements.

In June 2009, the FASB issued authoritative guidance which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. This guidance applies to both interim financial statements and annual financial statements and is effective for interim or annual financial periods ending after June 15, 2009. This guidance does not have a material impact on our financial statements.

Issued

In June 2009, the FASB issued authoritative guidance for “Accounting for Transfers of Financial Assets,” which eliminates the concept of a “qualifying special-purpose entity,” changes the requirements for derecognizing financial assets, and requires additional disclosures in order to enhance information reported to users of financial statements by providing greater transparency about transfers of financial assets, including securitization transactions, and an entity’s continuing involvement in and exposure to the risks related to transferred financial assets. This guidance is effective for fiscal years beginning after November 15, 2009. The Company will adopt this guidance in fiscal 2010 and does not expect that the adoption will have a material impact on the consolidated financial statements.

In June 2009, the FASB issued authoritative guidance amending existing guidance. The amendments include: (1) the elimination of the exemption for qualifying special purpose entities, (2) a new approach for determining who should consolidate a variable-interest entity, and (3) changes to when it is necessary to reassess who should consolidate a variable-interest entity. This guidance is effective for the first annual reporting period beginning after November 15, 2009 and for interim periods within that first annual reporting period. The Company will adopt this guidance in fiscal 2010. The Company does not expect that the adoption will have a material impact on the consolidated financial statements.

Note 2. Notes Receivable

During the nine months ended September 30, 2009, the Company made payments of $5,721 on behalf of a non-related company. Based upon a verbal agreement, we have accounted for these payments as a non-interest bearing note receivable due upon demand.

In May 2009, we issued a note receivable to an unrelated third party for $10,000. This note is payable November 15, 2009 and bears a 5% interest per annum. As of September 30, 2009, we have recognized interest receivable of $188.

As of September 30, 2009, our notes receivable are deemed to be collectible in full.

Note 3. Notes Receivable - Related Party

In May 2009, the Company loaned its Secretary $12,000. This note is payable November 15, 2009 and bears a 5% interest per annum.

In June 2009, the Company loaned its Secretary $2,500. This note is payable December 1, 2009 and bears a 5% interest per annum.

In July 2009, the Company loaned its Secretary $2,000.  This note is payable January 2, 2010 and bears a 5% interest per annum.

In August 2009, the Company loaned its Secretary $9,000.  This note is payable February 21, 2010 and bears a 10% interest per annum.

Effective September 30, 2009, the Company modified all of the above note agreements to extend the maturity date to October 1, 2010.  As of September 30, 2009, we have recognized interest receivable for these notes of $392. These notes are deemed to be collectible in full.

Note 4. Loans and Debentures Payable

In September 2008, the Company entered into a promissory note for $4,000 due in 2010 which carries 10% interest.  In April 2009, we made a principal payment of $2,000. As of September 30, 2009, the remaining $2,000 was reclassified into accounts payable with the vendor account and interest stopped.

In January 2009, as amended in September 2009, the Company authorized up to $100,000 six month, 10% Series “A” Senior (non-subordinated) Debentures to be issuable.

In February 2009, the Company issued a debenture for $10,000 at 10% per annum. This debenture and $310 in interest was paid in full in June 2009.

As of March 31, 2009 the company owed an officer $100 which is due on demand. In April 2009, the officer resigned from the Company. As of June 30, 2009, this loan has been reclassified as loans payable and remains unpaid.

From July 2009 – September 2009, the Company issued 11 10% Series “A” Senior (non-subordinated) Debentures for $4,750 each.  Each mature within in six months of issue.  As of September 2009 we have accreted $535 of debt premium and recognized $527 in accrued interest.

No assets of the Company have been pledged in association with these notes.

Note 5. Common Stock

The Company’s authorized preferred stock is 50,000,000 with a $0.001 par value and common stock is 300,000,000 common shares with $0.001 par value.

No shares of common stock were issued in the first quarter of 2009.

During the second quarter of 2009, 1,076,000 shares of $0.001 par value common stock were issued in conjunction with our S-1 filing for $0.10 per share. The Company received $103,100 for these stock issuances.

During the third quarter of 2009, 44,500 shares of $0.001 par value common stock were issued in conjunction with our S-1 filing for $0.10 per share. The Company received $9,400 for these stock issuances.

During the third quarter 2009, 135,000 shares were issued for services valued at $0.001 for $135.

As of September 30, 2009, the Company has 5,525,500 shares of common stock issued and outstanding.

Note 6. Related Party Transactions

The Company neither owns nor leases any real or personal property.  An officer or resident agent of the corporation provides office services without charge.  Such costs are immaterial to the financial statements and accordingly, have not been reflected therein.

The officers and directors for the Company are involved in other business activities and may, in the future, become involved in other business opportunities.  If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interest.  The Company has not formulated a policy for the resolution of such conflicts.

Note 7. Subsequent Events

On October 23, 2009, the Company’s shareholders approved amendments to the Articles of Incorporation of the Company to:

1)

 Change the name of the corporation from U.S. Natural Nutrients and Minerals, Inc. to U.S. Natural Nutrients and Minerals, Inc.; and

2)

 Increase the Company’s authorized capital from 100,000,000 authorized shares comprising 100,000,000 shares of common stock with a par value of $0.001 per share to 350,000,000 authorized shares comprising 300,000,000 authorized shares of common stock with a par value of $0.001 per share and 50,000,000 authorized shares of preferred stock with a par value of $0.001 per share.   The amendment further provides that the preferred stock may be issued in one or more series, which may be designated from time to time by the Company’s Board of Directors

Thereafter, the Company caused an Amendment to the Company’s Articles of Incorporation to be filed with the Secretary of State of the State of Nevada, upon which filing the aforementioned amendments became immediately effective.

Also on October 23, 2009, the shareholders of the Company re-elected our four directors (James Harrison, John Birchard, Paul Hait and Dennis Cullison) to additional one-year terms through the 2010 Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

Due to difficult economic conditions, the Company determined that it was not feasible to carry out its original business plan, and on October 23, 2009, the Company determined to change its business plan in order to primarily focus on sales and distribution of certain products derived from the Company’s mining activities relating to natural mineral deposits commonly known as Calcium Montmorillonite. These activities will be carried out through a web-based and distributor-based sales program directed at agricultural, animal and human uses of the product.  The Company has recently commenced its mining activities be entering into an agreement with M Strata, LLC whereby M Strata granted the Company permission and consent to mine certain mining claims owned or controlled by M Strata located in Panaca, Nevada.  Simultaneously, the Company entered into an agreement to physically mine the M Strata claims with JNH Mining, Inc.  These contracts are more particularly described in the Company’s Form 8-K filed with the U.S. Securities and Exchange Commission on October 29, 2009 and incorporated herein by this reference.  A more detailed description of the Company’s new business plan is included in the Company’s Form 8-K filed with the U.S. Securities and Exchange Commission concurrently herewith and incorporated herein by this reference.  As a result of the Company’s change of its business plan and commencement of mining and distribution activities, the Company believes that, effective the date of the adoption of this new business plan, it is no longer a “shell company” (as defined in Rule 12b-2 of the Securities Exchange Act of 1934.